UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

NanoVibronix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36445	01-0801232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Executive Blvd Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 233-3004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NAOV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 21, 2023, NanoVibronix, Inc. (the “Company”), held its 2023 annual meeting of stockholders (the “Annual Meeting”). As of the close of business on April 28, 2023, the record date for the Annual Meeting, there were 1,662,377 shares of common stock, par value $0.001 per share (“Common Stock”), outstanding and entitled to vote. The matters described below were submitted to a vote of the Company’s stockholders at the Annual Meeting. Each proposal is described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 1, 2023.

Proposal 1 — Election of Directors

A proposal to elect eight nominees to serve on the Company’s board of directors (the “Board”), for a term of one year or until their respective successors are elected and qualified, for which the following are nominees: Aurora Cassirer, Christopher Fashek, Michael Ferguson, Martin Goldstein, M.D., Harold Jacob, M.D., Thomas Mika, Brian Murphy, and Maria Schroeder. All nominees were elected to serve as directors. The results of the voting were as follows:

Nominees	Votes For	Withheld	Broker Non-Votes
Aurora Cassirer	260,498	21,350	547,860
Christopher Fashek	270,506	11,342	547,860
Michael Ferguson	243,563	38,285	547,860
Martin Goldstein, M.D.	270,607	11,241	547,860
Harold Jacob, M.D.	270,624	11,224	547,860
Thomas Mika	237,243	44,605	547,860
Brian Murphy	267,992	13,856	547,860
Maria Schroeder	270,274	11,574	547,860

Proposal 2 — Ratification of Appointment of Auditor

A proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Company’s stockholders approved Proposal 2. The results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
673,739	153,422	2,547	0

Proposal 3 — Adjournment Proposal

A proposal to approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of Proposals 1 and 2. The Company’s stockholders approved Proposal 3. The results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
744,905	82,423	2,380	0

Although Proposal 3 received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the Annual Meeting was determined not to be necessary or appropriate.

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoVibronix, Inc.

Date: June 21, 2023	By:	/s/ Stephen Brown
Name: Stephen Brown
Title: Chief Financial Officer